UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2015

Date of Report (Date of Earliest Event Reported)

COMM 2015-CCRE25 Mortgage Trust

(Exact name of issuing entity)

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Silverpeak Real Estate Finance LLC

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-193376-22	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 25, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of COMM 2015-CCRE25 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class C and Class D Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,034,399,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), KeyBanc Capital Markets Inc. (“KeyBanc”), Goldman, Sachs & Co. (“GS&Co.”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, CF&Co., CastleOak, KeyBanc and GS&Co., the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 13, 2015 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and CF&Co. are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 3, 2014, as supplemented by the Prospectus Supplement, dated August 18, 2015, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $93,011,434, were sold to DBSI and CF&Co. (together with DBSI, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of August 13, 2015, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-CCRE25 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 84 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 145 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 25, 2015 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 25, 2015 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (iii) Silverpeak Real Estate Finance LLC (“SPREF”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 25, 2015 (the “SPREF Mortgage Loan Purchase Agreement”), between the Depositor and SPREF, (iv) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 25, 2015 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and

KeyBank and (v) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 25, 2015 (the “LCF Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the CCRE Mortgage Loan Purchase Agreement, the SPREF Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and LCF.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CCRE, SPREF, KeyBank and LCF. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,767,821, were approximately $1,142,713,778. Of the expenses paid by the Depositor, approximately $17,475 were paid directly to affiliates of the Depositor, approximately $160,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,590,346 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

KeyBank National Association will act as primary servicer with respect to 24 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of August 1, 2015 (the “KeyBank Primary Servicing Agreement”), between Wells Fargo Bank, National Association and KeyBank National Association.

The Mortgage Loans secured by the mortgaged properties identified in the Prospectus as Pearlridge Center and Scottsdale Quarter will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of July 24, 2015 (the “WPG Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and Pearlridge special servicer, Pacific Life Insurance Company, as Scottsdale special servicer, and Wells Fargo Bank, National Association, as trustee and certificate administrator, entered into in connection with the WP Glimcher Mall Trust 2015-WPG.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated August 18, 2015, to the Prospectus, dated September 3, 2014. The related registration statement (file no. 333-193376) was originally declared effective on February 12, 2014.

The Underwriting Agreement, the Pooling and Servicing Agreement, the KeyBank Primary Servicing Agreement, the WPG Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

Exhibit 1	Underwriting Agreement, dated as of August 13, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, and German American Capital Corporation.
Exhibit 4	Pooling and Servicing Agreement, dated as of August 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2015.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2015 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2015 (included as part of Exhibit 5).
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Silverpeak Real Estate Finance LLC.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Ladder Capital Finance LLC.
Exhibit 99.6	Primary Servicing Agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association and KeyBank National Association.
Exhibit 99.7	Pooling and Servicing Agreement, dated as of July 24, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and Pearlridge special servicer, Pacific Life Insurance Company, as Scottsdale special servicer, and Wells Fargo Bank, National Association, as trustee and certificate administrator, entered into in connection with the WP Glimcher Mall Trust 2015-WPG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: August 25, 2015
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: President

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of August 13, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, and German American Capital Corporation.	(E)
4	Pooling and Servicing Agreement, dated as of August 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, LNR Partners, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2015.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2015 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2015 (included as part of Exhibit 5).	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Silverpeak Real Estate Finance LLC.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.	(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective August 25, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Ladder Capital Finance LLC.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.6	Primary Servicing Agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association and KeyBank National Association.
99.7	Pooling and Servicing Agreement, dated as of July 24, 2015, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and Pearlridge special servicer, Pacific Life Insurance Company, as Scottsdale special servicer, and Wells Fargo Bank, National Association, as trustee and certificate administrator, entered into in connection with the WP Glimcher Mall Trust 2015-WPG.	(E)